SECUREPATH FOR LIFE PRODUCT

SUPPLEMENT DATED JUNE 7, 2022

To the

PROSPECTUS DATED MAY 1, 2022

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA FF

AND

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC POOLED ACCOUNT NO. 44

Effective on or about July 8, 2022, based on changes to the underlying portfolios, the following merger will occur:

EXISTING SUBACCOUNT	ACQUIRING SUBACCOUNT	EXISTING PORTFOLIO	ACQUIRING PORTFOLIO
SecurePath for Life 2015	SecurePath for Life Retirement Income	Vanguard Target Retirement 2015	Vanguard Target Retirement Income Fund

Investment Objective and Adviser of the Acquiring Portfolio:

The Vanguard Target Retirement Income Fund seeks to provide current income and some capital appreciation, and is advised by The Vanguard Group, Inc.

We have been informed that on or about July 8, 2022, the underlying portfolio referenced above under Existing Subaccount will merge into the Acquiring Subaccount. If you would like to transfer out of the Existing or Acquiring Subaccount prior to or after the merger date, you may transfer your policy value to any of the subaccounts listed in your Prospectus.

If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the money market subaccount.

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another subaccount due to the merger, you will not be charged for the transfer to another available subaccount if made prior to the merger or within 30 days after the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each policy year.

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. We will send you another copy of the applicable Prospectuses or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectuses.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.